Virtus Global Dynamic Allocation Fund,

a series of Virtus Strategy Trust

Supplement dated June 24, 2022, to the Summary Prospectus of the fund named above, and the

Statutory Prospectus and Statement of Additional Information (“SAI”) of Virtus Strategy Trust,

each dated January 28, 2022, as supplemented

THIS SUPPLEMENT SUPERCEDES THE SUPPLEMENT DATED JUNE 21, 2022

TO THE ABOVE-REFERENCED PROSPECTUSES AND SAI TO ADD CERTAIN DISCLOSURE
REGARDING DEFINED CONTRIBUTION AND DEFINED BENEFIT RETIREMENT PLANS.

Important Notice to Investors

On June 21, 2022, the Board of Trustees of Virtus Strategy Trust voted to approve a Plan of Liquidation of the Virtus Global Dynamic Allocation Fund (formerly known as Virtus AllianzGI Global Dynamic Allocation Fund) (the “Fund”), pursuant to which the Fund will be liquidated (the “Liquidation”) on or about July 22, 2022 (“Liquidation Date”).

Effective June 24, 2022, the Fund will be closed to new investors and additional investor deposits, except that purchases will continue to be accepted for defined contribution and defined benefit retirement plans, and the Fund will continue to accept payroll contributions and other types of purchase transactions from both existing and new participants in such plans. Investors should note that the Fund’s investments will be sold in anticipation of the Liquidation and may have been sold in advance of June 24, 2022.

At any time prior to the Liquidation Date, shareholders may redeem or exchange their shares of the Fund for shares of the same class of any other Virtus Mutual Fund. There will be no fee or sales charges associated with exchange or redemption requests.

Prior to the Liquidation Date, the Fund will begin engaging in business and activities for the purposes of winding down the Fund’s business affairs and transitioning some or all of the Fund’s portfolios to cash and cash equivalents in preparation for the orderly liquidation and subsequent distribution of its assets on the Liquidation Date. During this transition period, the Fund will no longer pursue its investment objective or be managed consistent with its investment strategies, as stated in the Prospectuses. This is likely to impact the Fund’s performance. The impending Liquidation of the Fund may result in large redemptions, which could adversely affect the Fund’s expense ratios. Those shareholders who remain invested in the Fund during part or all of this transition period may bear increased brokerage and other transaction expenses relating to the sale of portfolio investments prior to the Liquidation Date.

On the Liquidation Date, any outstanding shares of the Fund will be automatically redeemed as of the close of business, except shares held in BNY Mellon IS Trust Company custodial accounts, which will be exchanged for Class A shares of the Virtus Seix U.S. Government Securities Ultra-Short Bond Fund. For BNY Mellon IS Trust Company custodial accounts, Class C shares of the Fund that are exchanged into Class A of the Virtus Seix U.S. Government Securities Ultra-Short Bond Fund, the contingent deferred sales charges will be waived. Shareholders with BNY Mellon IS Trust Company custodial accounts should consult the prospectus for the Virtus Seix U.S. Government Securities Ultra-Short Bond Fund for information about that fund. The proceeds of any redemption will be equal to the net asset value of such shares after the Fund has paid or provided for all charges, taxes, expenses and liabilities. The distribution to shareholders of these liquidation proceeds will occur as soon as practicable, and will be made to all Fund shareholders of record at the time of the Liquidation. Additionally, the Fund must declare and distribute to shareholders any realized capital gains and all net investment income no later than the final liquidation distribution. The Fund intends to distribute substantially all of its net investment income prior to the Liquidation.

Although shareholders are expected to receive proceeds of the Liquidation in cash, proceeds distributed to shareholders may be paid in cash, cash equivalents, or portfolio investments equal to the shareholder’s proportionate interest in the net assets of the Fund (the latter payment method, “in kind”). Shareholders who receive proceeds in kind should expect (i) that the in kind distribution will be subject to market and other risks, such as liquidity risk, before sale, and (ii) to incur transaction costs, including brokerage costs, when converting the investments to cash.

Because the exchange or redemption of your shares could be a taxable event, we suggest you consult with your tax advisor prior to the Fund’s liquidation.

Investors should retain this supplement with the Prospectuses and

Statement of Additional Information for future reference.

VST 8060/GDA Fund Closing_REV (6/2022)